Exhibit 10.9
FIRST AMENDMENT TO
AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP OF
PACIFIC OFFICE PROPERTIES, L.P.
     As of April 30, 2008, the undersigned, being the sole general partner of Pacific Office Properties, L.P. (the “Partnership”), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Amended and Restated Limited Partnership Agreement of Limited Partnership, dated March 19, 2008 (the “Partnership Agreement”), does hereby amend the Partnership Agreement as follows:
     Capitalized terms used but not defined in this First Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.
     1. Additional Limited Partners. The Persons identified on Schedule 1 hereto are hereby admitted to the Partnership as Additional Limited Partners, owning the number of Common Units set forth on such Schedule 1. Prior to the execution hereof, such Persons have joined in the Partnership Agreement in a manner reasonably satisfactory to the undersigned.
     2. Schedule of Partners. Exhibit A to the Partnership Agreement is hereby deleted in its entirety and replaced by Exhibit A hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.
     3. Ratification. Except as expressly modified by this First Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.
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     IN WITNESS WHEREOF, the undersigned has executed this First Amendment as of the date first written above.

PACIFIC OFFICE PROPERTIES TRUST, INC., as sole general partner of the Partnership
By:	/s/ Dallas E. Lucas
Dallas E. Lucas
President and Chief Executive Officer

Schedule 1

Additional Limited Partners	Number of Common Units
Robert M. Irish	35,020
116 Spinnaker Court Del Mar, CA 92014

James M. Saivar	19,833
11260 El Camino Real #200 San Diego, CA 92130

Robert F. Buie and Pamela I. Buie	143,410
Family Trust P.O. Box 8365 Rancho Santa Fe, CA 92067

John B. Campbell and Elvina	198,263
Campbell, Husband and Wife P.O. Box 9064 Rancho Santa Fe, CA 92067

Exhibit A

	Common Units	Preferred Units
Name and Address	(Percentage)	(Percentage)
GENERAL PARTNER:

Pacific Office Properties Trust, Inc.	3,031,125	0
233 Wilshire Blvd., Suite 830 Santa Monica, CA 90401	17.8261%	0%

LIMITED PARTNERS:

POP Venture, LLC	13,576,165	4,545,300
841 Bishop Street Honolulu, HI 96813	79.8419%	100%

POPTLP, LLC 841 Bishop Street	0	0
Honolulu, HI 96813	0%	0%

Robert M, Irish	35,020	0
116 Spinnaker Court Del Mar, CA 92014	0.2060%	0%

James M. Saivar	19,833	0
11260 El Camino Real #200 San Diego, CA 92130	0.1166%	0%

Robert F. Buie and Pamela I. Buie Family	143,410	0
Trust P.O. Box 8365	0.8434%	0%
Rancho Santa Fe, CA 92067

John B. Campbell and Elvina Campbell,	198,263	0
Husband and Wife P.O. Box 9064	1.1660%	0%
Rancho Santa Fe, CA 92067

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